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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into RPC, Inc.'s previously filed Form S-8 Registration Statement (No. 33-5527) and its previously filed Form S-8 Registration Statement (No. 33-75652).

                                             Arthur Andersen LLP
                                          --------------------------
Atlanta, Georgia
March 18, 1996